                                                                    EXHIBIT 99.2

                        Nationwide Life Insurance Company


                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Robert A. Oakley, Chief Financial Officer of Nationwide Life Insurance Company (the "Company"), hereby certify, to the best of my knowledge, that (1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Robert A. Oakley
                                      --------------------
                                      Robert A. Oakley
                                      Chief Financial Officer

Date:  August 14, 2002